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EXHIBIT 10.22

TRIQUINT SEMICONDUCTOR, INC.

1998 NONSTATUTORY STOCK OPTION PLAN

(AS AMENDED AND RESTATED EFFECTIVE JULY 2003)

        1.    Purposes of the Plan.    The purposes of this 1998 Nonstatutory Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and to promote the success of the Company's business.

        2.    Definitions.    As used herein, the following definitions shall apply:

          (a)   "Administrator" shall mean the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)   "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)   "Board" shall mean the Board of Directors of the Company.

          (d)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e)   "Common Stock" shall mean the Common Stock of the Company.

          (f)    "Company" shall mean TriQuint Semiconductor, Inc., a Delaware corporation.

          (g)   "Committee" shall mean a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (h)   "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services; or are paid only a director's fee by the Company.

          (i)    "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator.

          (j)    "Director" shall mean a member of the Board.

          (k)   "Employee" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (l)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (m)  "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (n)   "Option" shall mean a nonstatutory stock option granted pursuant to the Plan that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o)   "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (p)   "Optioned Stock" shall mean the Common Stock subject to an Option.

          (q)   "Optionee" shall mean an Employee or Consultant who holds an outstanding Option.

          (r)   "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (s)   "Plan" shall mean this 1998 Nonstatutory Stock Option Plan.

          (t)    "Retirement" shall mean the termination of an Optionee's Continuous Status as an Employee or Consultant when any of the following are true: (i) the Optionee is at least fifty-five (55) years old and he or she has completed at least seven (7) years of service as an Employee or Consultant, (ii) the Optionee is at least sixty-three (63) years old, or (iii) the Optionee's age when added to the number of years of service as an Employee or Consultant equals or exceeds seventy (70).

          (u)   "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (v)   "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (w)  "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3.    Stock Subject to the Plan.    Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares under the Plan is 4,000,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding the above, however, if Shares are issued upon exercise of an Option and later repurchased by the Company, such Shares shall not become available for future grant or sale under the Plan.

        4.    Administration of the Plan.

          (a)    Administration.    The Plan shall be administered by (i) the Board or (ii) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b)    Powers of the Administrator.    Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value of the Common Stock; (ii) to approve forms of agreement for use under the Plan, (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Administrator; (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld; (x) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; provided, however, that the Administrator must seek the prior consent of the Board of Directors and stockholders of the Company to effect such action; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (c)    Effect of Administrator's Decision.    All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

        5.    Eligibility.

          (a)   Options may be granted to Employees and Consultants only; provided, however, that notwithstanding anything to the contrary contained in the Plan, Options may not be granted to Officers and Directors.

          (b)   Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time with or without cause.

        6.    Term of Plan.    The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 12 of the Plan.

        7.    Exercise Price and Consideration of Shares.

          (a)   The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but in no event shall it be less than 100% of the fair market value per Share on the date of grant.

          (b)   The fair market value shall be determined by the Administrator; provided, however, in the event that the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the trading day that is the time of determination (or if such time of determination does not occur on a trading day, the last trading day prior to the time of determination), as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or in the event that the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable.

          (c)   The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of:

              (i)  cash,

             (ii)  check,

            (iii)  other Shares of Common Stock which (i) either have been vested and owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

            (iv)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price, or

             (v)  any combination of such methods of payment.

        In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        8.    Options.

          (a)    Term of Option.    The term of each Option shall be stated in the Option Agreement.

          (b)    Exercise of Option.

            (i)    Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and shall be permissible under the terms of the Plan.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company either by a signed writing or electronic transmission in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, which issuance shall be made as soon as is practicable, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (ii)    Termination of Status as an Employee or Consultant.    Unless otherwise provided by the Administrator, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within three (3) months after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it as of the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

            (iii)    Disability of Optionee.    Unless otherwise provided by the Administrator, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, until the date of expiration of the term of such Option as set forth in the Option Agreement (or such shorter period of time as provided by the Administrator), exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

            (iv)    Death of Optionee.    In the event of the death of an Optionee:

              (1)   during the term of the Option, where the Optionee is at the time of his or her death an Employee or Consultant of the Company and where such Optionee shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, to the extent that he and she was entitled to exercise it at the date of death; or

              (2)   within three (3) months after the termination of Continuous Status as an Employee or Consultant for any reason other than for cause or a voluntary termination initiated by the Optionee, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

            (v)    Retirement.    Unless otherwise provided by the Administrator, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her Retirement, the Optionee may, until the date of expiration of the term of such Option as set forth in the Option Agreement (or such shorter period of time as provided by the Administrator), exercise his or her Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified by the Administrator, the Option shall terminate.

        9.    Non-Transferability of Options.    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian, legal representative or permitted transferees. Except as specified below, no Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. At the sole discretion of the Administrator, and subject to such terms and conditions as the Administrator deems advisable, the Administrator may allow (a) the transfer of a Nonstatutory Stock Option to an Optionee's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) the transfer of a Nonstatutory Stock Option by bona fide gift and not for any consideration, to (i) a member or members of the Optionee's Immediate Family, (ii) a trust established for the exclusive benefit of the Optionee and/or member(s) of the Optionee's Immediate Family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Optionee and/or member(s) of the Optionee's Immediate Family, or (iv) a foundation in which the Optionee and/or member(s) of the Optionee's Immediate Family control the management of the foundation's assets. "Immediate Family" as used herein means the spouse, lineal descendants, father, mother, brothers and sisters of the Optionee. In such case, the transferee shall receive and hold the Option subject to the provisions of this Section 9, and there shall be no further assignation or transfer of the Option. The terms of Options granted hereunder shall be binding upon the transferees, purchasers, executors, administrators, heirs, successors and assigns of the Optionee.

        10.    Adjustments Upon Changes in Capitalization or Merger.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the holder of an Option at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

        In the event of a merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including as to Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or asset sale, the option confers the right to purchase, for each Share subject to the Option immediately prior to the merger or asset sale, the consideration (whether stock, cash, or other securities or property) received in the merger or asset sale by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        11.    Time of Granting Options.    The date of grant of an Option shall be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is granted within a reasonable time after the date of such grant.

        12.    Amendment and Termination of the Plan.

          (a)    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

          (b)    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

        13.    Conditions Upon Issuance of Shares.    Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option or making such purchase to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        14.    Reservation of Shares.    The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15.    Inability to Obtain Authority.    Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

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TRIQUINT SEMICONDUCTOR, INC. 1998 NONSTATUTORY STOCK OPTION PLAN (AS AMENDED AND RESTATED EFFECTIVE JULY 2003)